UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  February 8, 2016

(Exact name of registrant as specified in its charter)

Delaware	001-35655	27-1454759
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

4725 Piedmont Row Drive, Suite 110
Charlotte, North Carolina 28210
(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code: (704) 554-5901

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

Capital Bank Financial Corp. (the “Company”) intends to use, in discussions with investors, the presentation furnished as Exhibit 99.1 dated February 2016, to this Current Report on Form 8-K, and incorporated into this Item 7.01 by reference Exhibit 99.1 "Presentation dated February 2016".

Item 8.01	Other Items

Due to the timing of upcoming examinations of the Company by the FDIC and the North Carolina Commissioner of Banks and related matters, we expect closing of our acquisition of CommunityOne Bancorp to occur in the second quarter of 2016.

Additional information and where to find it:
This communication is being made in respect of the proposed merger transaction involving Capital Bank Financial or CommunityOne.  Capital Bank Financial filed on December 18, 2015 a registration statement on Form S-4 with the SEC that included a preliminary joint proxy statement of Capital Bank Financial and CommunityOne that will also constitute a prospectus of Capital Bank Financial. Capital Bank Financial and CommunityOne will mail the definitive joint proxy statement/prospectus to Capital Bank Financial’s and CommunityOne’s stockholders seeking any required stockholder approvals.  Before making any voting or investment decision, investors and security holders of Capital Bank Financial and CommunityOne are urged to carefully read the entire registration statement and joint proxy statement/prospectus, as well as any amendments or supplements to these documents, because they contain important information about the proposed transaction.  The documents filed by Capital Bank Financial and CommunityOne with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov.  In addition, the documents filed by Capital Bank Financial may be obtained free of charge at Capital Bank Financial’s website at http://investor.capitalbank-us.com/ and the documents filed by CommunityOne may be obtained free of charge at CommunityOne’s website at http://ir.community1.com/.   Alternatively, these documents, can be obtained free of charge from Capital Bank Financial upon written request to Capital Bank Financial Corp., Attention: Secretary, 4725 Piedmont Row Drive, Suite 110, Charlotte, North Carolina 28210 or from CommunityOne upon written request to CommunityOne Bancorp, Attention: Secretary, 1017 E. Morehead Street, Suite 200, Charlotte, North Carolina 28204.

Capital Bank Financial, CommunityOne, their directors, executive officers and certain other persons may be deemed to be participants in the solicitation of proxies from Capital Bank Financial’s and CommunityOne’s stockholders in favor of the approval of the merger.  Information about the directors and executive officers of Capital Bank Financial and their ownership of Capital Bank Financial common stock is set forth in the proxy statement for Capital Bank Financial’s 2015 annual meeting of stockholders, as previously filed with the SEC on April 30, 2015.  Information about the directors and executive officers of CommunityOne and their ownership of CommunityOne common stock is set forth in the proxy statement for CommunityOne’s 2015 annual meeting of stockholders, as previously filed with the SEC on April 7, 2015.  Stockholders may obtain additional information regarding the interests of such participants by reading the registration statement and the proxy statement/prospectus.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit 99.1	Presentation dated February 2016

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL BANK FINANCIAL CORP. (Registrant)

Date: February 8, 2016	By:	/s/ Christopher G. Marshall
Christopher G. Marshall Chief Financial Officer

Exhibit Index

Exhibit 99.1	Presentation dated February 2016